NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED SEPTEMBER 7, 2016

TO STATEMENTS OF ADDITIONAL INFORMATION

Nuveen Managed Accounts Portfolios Trust	Nuveen Strategy Funds, Inc.
Statement of Additional Information dated	Statement of Additional Information dated
November 30, 2015	December 31, 2015

The enumerated non-fundamental restrictions and policies described in the section “Investment Restrictions” are hereby deleted in their entirety and replaced with the following:

A Fund may not:

(1)	Invest more than 15% of its net assets in all forms of illiquid investments.

(2)	Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission as a commodity pool operator.

For purposes of number (1) above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity. The term “illiquid investments” will have the same meaning as given in guidance provided by the staff of the Securities and Exchange Commission.

To the extent a Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, such policy will remain in place as described in the section “Investment Restrictions.”

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MAPSSAI-0916P